                                                                 (SELIGMAN LOGO)

                     PROSPECTUS SUPPLEMENT -- MARCH 1, 2010

Seligman Capital Fund, Inc. (the Fund) (prospectus dated March 1, 2010) SL-9906-99 A (3/10)

On September 30, 2009, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, the Fund's investment manager (RiverSource), announced the acquisition of the long-term asset management business of Columbia Management Group, LLC, and its affiliated companies (Columbia) (the Columbia Transaction). The Columbia Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the "Closing").

In connection with the anticipated integration of the long-term asset management businesses of Columbia and RiverSource following the Closing, RiverSource has determined that the Fund's portfolio managers primarily responsible for overseeing the Fund's investments, effective upon and subject to the Closing, will be as follows:

WAYNE M. COLLETTE, CFA

Managing Director of Columbia Management Advisors, LLC; associated with Columbia Management Advisors, LLC or its predecessors as an investment professional since March 2001.

GEORGE J. MYERS, CFA

Director of Columbia Management Advisors, LLC; associated with Columbia Management Advisors, LLC or its predecessors as an investment professional since October 2004.

Pending the Closing, each of the portfolio managers set forth in the Fund's prospectus is expected to continue in his or her current role through and until the Closing.


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SL-9906-4 A (3/10)